ANALYST AND BANKER DAY NOVEMBER 2017 EXHIBIT 99.2

FORWARD LOOKING STATEMENTS 2 “This release contains forward-looking statements about the business, financial condition and prospects of FirstCash, Inc. and its wholly owned subsidiaries (together, the “Company”). Forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, guidance, expectations and future plans. Forward-looking statements can also be identified by the fact these statements do not relate strictly to historical or current matters. Rather, forward-looking statements relate to anticipated or expected events, activities, trends or results. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. These forward-looking statements are made to provide the public with management’s current assessment of the Company’s business. Although the Company believes the expectations reflected in forward-looking statements are reasonable, there can be no assurances such expectations will prove to be accurate. Security holders are cautioned such forward-looking statements involve risks and uncertainties. Certain factors may cause results to differ materially from those anticipated by the forward-looking statements made in this release. Such factors may include, without limitation, the risks, uncertainties and regulatory developments discussed and described in (i) the Company’s 2016 annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2017, including the risks described in Part 1, Item 1A, “Risk Factors” thereof, (ii) the Company’s quarterly report on Form 10-Q filed with the SEC on November 1, 2017, including the risks described in Part II, Item 1A, “Risk Factors” thereof, and (iii) the other reports filed with the SEC. Many of these risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. The forward-looking statements contained in this release speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law”

UNITED STATES UPDATE LOCATIONS IN 26 STATES

Q3 U.S. SEGMENT RESULTS 4 $307 $158 1% 5% 1% -3% -4% -2% 0% 2% 4% 6% $0 $50 $100 $150 $200 $250 $300 $350 Th ou san ds Current Year (CY) Prior Year (PY) YoY CY YoY PY Total Revenue ($/millions) Same-Store PLB1 Same-Store Core Revenue1 1 Year-over-year change % in same-store Core Revenue and Pawn Loan Balance

U.S. SAME-STORE CORE REVENUE YEAR-OVER-YEAR GROWTH RATE 5 (3%) 1% (6%) (2%) 3% (1%) (1%) (1%) 0% (8%) (6%) (4%) (2%) 0% 2% 4% 6% Core Revenue Pawn Fees Retail Sales

MERGER UPDATES 6 • POS conversion on schedule for completion in 2017 • Back-office financial and HRIS/Payroll systems consolidated beginning January 2018 • Cost Synergies expected to meet or exceed target of $65 million • Store level integration activities continue on track • Adopt FirstCash incentive compensation plan in 2018 which will increase focus on profitability metrics and quality of earnings • Focus on operating improvements around inventory management and retail strategies

CASH AMERICA IT CONVERSION UPDATE 7 Note: As of 9/30/2017

FOCUS ON REDUCING AGED INVENTORY LEVELS 8 14% 14% 11% 5% 5% 5% 1% 1% 1% 0% 2% 4% 6% 8% 10% 12% 14% 16% Q1 2017 Q2 2017 Q3 2017 Aged Inventory (361+ Days) as a % of Total Inventory CSH Dom. FCFS Dom. LatAm

ADMIN SYNERGIES TRACKING (PRO FORMA TTM BASIS) INCLUDES DEPRECIATION, AMORTIZATION ($/millions) 9 $161 $151 $140 $132 $124 $120 $66 $62 $60 $57 $57 $54 $227 $213 $200 $189 $181 $174 $239 $- $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 Q4-2016 Q1-2017 Q2-2017 Q3-2017 Q4-2017 Projected Projected Full Run Rate Synergies Admin Expense Depreciation & Amortization Pre-Merger Run Rate

ADMINISTRATIVE HEADCOUNT REDUCTIONS 10 383 250 236 237 204 281 265 210 206 194 664 515 446 443 398 0 100 200 300 400 500 600 700 Apr. 30 2016 Dec. 31 2016 Jun. 30 2017 Sep.30 2017 Projected Dec. 31 2017 Fort Worth Corporate Office Field Support 1Field Support includes internal audit, collections and jewelry processing. Combined First Cash and Cash America Headcounts Pre-Merger

LATIN AMERICA UPDATE MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA

Q3 LATAM SEGMENT RESULTS 12 $129 $123 $103 23% 22% 17% 14% 10% 11% 0% 5% 10% 15% 20% 25% $0 $20 $40 $60 $80 $100 $120 $140 Thou sand s Current Year (CY) Constant Currency Prior Year (PY) YoY CY CY YoY Constant Currency PY YoY Constant Currency Total Revenue ($/millions) Same-Store PLB1 Same-Store Core Revenue1 1 Year-over-year change % in Same-Store Core Revenue and Pawn Loan Balance

7% 17% 4% 10% 14% 9% 11% 19% 0%0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Core Revenue Pawn Fees Retail Sales LATAM SAME-STORE CORE REVENUE YEAR-OVER-YEAR GROWTH RATE, CONSTANT CURRENCY 13

ANTAD1 HISTORICAL SAME-STORE SALES GROWTH BY RETAILER TYPE 14 1 ANTAD (Asociación Nacional de Tiendas de Autoservicio y Departamentales) is the National Retailers Association of Mexico. Source: ANTAD -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2011 2012 2013 2014 2015 2016 YoY Retail Sales Growth % Supermarkets Department Stores General Goods Total FC LatAm

LATIN AMERICA LOCATIONS 15 Latin America Locations Ratios 96% 3% 1% Mexico Guatemala El Salvador By Country 69% 31% New Store Opening Acquisition By Store Type Note: As of 9/30/2017

LATIN AMERICA STORE GROWTH 16 597 674 737 955 989 0 200 400 600 800 1,000 1,200 2013 2014 2015 2016 YTD-Sep 2017 Latin American Locations, End of Period

MAXI PRENDA UPDATE 17 • Completed acquisition in early 2016 • Store counts at acquisition date  Mexico 166  Guatemala 32  El Salvador 13  3 stores closed since acquisition • Most locations were smaller footprint stores than traditional FirstCash model • Q3 results (constant currency basis)  Same-Store Retail Sales +52%  Same-Store Pawn Fees +18%  Increase in Net Store Contribution +22%

LATAM STORE METRICS 18 1Results for the trailing 12 months ended 9/30/17 2As of 9/30/17 Maxi Prenda Cash America Mexico First Cash 2012 Vintage Revenue per Store1 (fx Rate: 1 USD = 19 MXN) $370,000 $460,000 $480,000 YoY Loan Balance Growth Rate2 19% 11% 13% Retail Sales Margin1 34% 36% 37%

MEXICAN PAWN INDUSTRY OVERVIEW (BASED ON PROFECO REGISTRATION DATA) 19 • Approximately 7,000 total registered stores • First Cash has the most locations (989) representing approximately 15% of the total • Non-profit foundations such as Monte de Piedad, Luz Savinon and Donde have approximately 850 locations • There are 9 other large operators (75 stores or more) that represent approximately 25% of the market • Smaller operators (less than 75 stores) control 50% of the market

NEW MARKET UPDATE RATIONAL FOR COLOMBIA EXPANSION 20 FRENCH GUIANA BRAZIL ARGENTINA CHILE URUGUAY VENEZUELA COLOMBIA1 SURINAME ECUADOR PERU BOLIVIA PARAGUAY GUYANA Note: 1Early 2018 planned market entry Population mid-2017 (millions) mid-2030 mid-2050 Brazil 207.9 223.9 231.1 Colombia 49.3 55.4 61.5 Argentina 44.3 49.0 54.1 Peru 31.8 36.4 41.2 Venezuela 31.4 36.1 40.5 Chile 18.4 20.0 21.1 Ecuador 16.8 19.7 23.2 U.S. 325.4 357.7 396.8 Pop. Projections 0 50 100 150 200 250 300 350 400 1990 2000 2010 2016 Bil lio ns Colombia GDP (Current US$) Source: 2World Bank

CASH FLOW AND CREDIT METRICS

ADJUSTED FREE CASH FLOW ($/millions) 22 $71 $68 $68 $195 $0 $25 $50 $75 $100 $125 $150 $175 $200 2014 2015 2016 TTM 9/30/2017 Adj. Free Cash Flow1 1Adjusted Free Cash Flow is a non-GAAP number. See appendix for reconciliation to Adjusted Free Cash Flow from Operating Activities.

LEVERAGE PROFILE ($/millions) 23 $200 $200 $200 $300 $300 $360 $260 $137 $97 $140 $560 $460 $337 $397 $440 $0 $100 $200 $300 $400 $500 $600 9/30/2016 12/31/2016 3/31/2017 6/30/2017 9/30/2017 FCFS 2021 Sr. Notes FCFS 2024 Sr. Notes FCFS Line of Credit Net Debt Net Debt Ratio (Net Debt/TTM Adjusted EBITDA) = 1.3 to 1 1Net Debt Ratio is a non-GAAP number. See Company Q3-2017 10-Q filing from November 1, 2017 for reconciliation to Adjusted EBITDA from Net Income.

FINANCIAL COVENANTS – LINE OF CREDIT 24 1.67 1.78 1.79 1.91 1.89 1.25 0.00 0.50 1.00 1.50 2.00 2.50 Fixed Charge Coverage Ratio Fixed Charge Ratio No Less Than 2.15 1.75 1.24 1.44 1.61 2.75 0.00 0.50 1.00 1.50 2.00 2.50 3.00 Total Leverage Ratio TTL Leverage Ratio No Greater Than 2.93 2.36 1.60 1.89 2.28 3.50 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 Domestic Leverage Ratio Dom. Leverage Ratio No Greater Than

SHAREHOLDER PAYOUT AS % OF NET INCOME ($/millions) 71% 76% 46% 52% 66% 33% 90% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 20,000 40,000 60,000 80,000 100,000 120,000 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 TTM Sep-17 Net Income (GAAP) Shareholder Payout Payout Ratio 25

OVER $1.1 BILLION IN CUMULATIVE INVESTMENTS & SHAREHOLDER PAYOUTS 26 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q3-17 $ M ill io ns Stock Repurchases & Dividends Acquisitions Capital Expenditures Outstanding Debt Cumulative Total $ Millions $450 $296 $414 Stock Repurchases & Dividends: - 13,233,933 split-adjusted shares repurchased - $47 million in cumulative dividends paid Acquisitions Since 2004: - 161 stores acquired in U.S. - 316 stores acquired in Latin America - 815 stores acquired in Cash America Merger Capital Expenditures Since 2004: - Includes 761 De Novo store openings $440

APPENDIX

NON-GAAP FINANCIAL INFORMATION 28 The Company uses certain financial calculations, such as adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA, free cash flow, adjusted free cash flow and constant currency results (collectively "Non-GAAP Measures"), which are not considered measures of financial performance under U.S. generally accepted accounting principles ("GAAP"). Items excluded from the calculation of Non-GAAP Measures are significant components in understanding and assessing the Company’s financial performance. Since Non-GAAP Measures are not measures determined in accordance with GAAP and are thus susceptible to varying calculations, Non-GAAP Measures, as presented, may not be comparable to other similarly titled measures of other companies. Non-GAAP Measures should not be considered as alternatives to net income, cash flow provided by or used in operating, investing or financing activities or other financial statement data presented in the Company’s consolidated financial statements as indicators of financial performance or liquidity. Non-GAAP Measures should be evaluated in conjunction with, and are not a substitute for, GAAP financial measures.

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA ($/MILLIONS) 29 Year Ended December 31, TTM 9/30/2017 2016 2015 2014 Net Income $112,850 $60,127 $60,710 $85,166 Income taxes 58,544 33,320 26,971 31,542 Depreciation and amortization(1) 57,504 31,865 17,446 17,476 Interest expense 24,288 20,320 16,887 13,527 Interest Income (1,253) (751) (1,566) (682) EBITDA 251,933 144,881 120,448 147,029 Adjustments: Merger related expenses 5,657 36,220 - - Other acquisition expenses 300 450 2,875 998 Loss on extinguishment of debt 14,114 - - - Restructuring expenses related to U.S. consumer loan ops - - 8,878 - Net gain on sale of common stock of Enova (1,552) (1,299) - - Adjusted EBITDA $270,452 $180,252 $132,201 $148,027 1For fiscal year 2015, excludes $493 of depreciation and amortization, which is included in the restructuring expenses related to U.S. consumer loan operations

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($/millions) 30 2013 2014 2015 2016 2017 2016 Cash flow from operating activities $ 106,718 $ 97,679 $ 92,749 $ 96,854 $ 205,226 $ 68,101 ash flow from investing activities: Loan receivables, net of cash repayments (411) (2,470) (3,716) (16,072) 20,675 (12,903) Purchases of property and equipment (26,672) (23,954) (21,073) (33,863) (37,032) (28,971) Free cash flow 79,635 71,255 67,960 46,919 188,869 26,227 Merger related expenses paid, net of tax 0 0 0 20,939 5,667 19,715 Adjusted free cash flow $ 79,635 $ 71,255 $ 67,960 $ 67,858 $ 194,536 $ 45,942 Trailing Twelve Months Ended September 30,Year Ended December 31,